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                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-22291, 33-54060, 33-62643, 33-83680, and 333-07225 of Newpark Resources, Inc.
on Form S-8 of our report dated March 26, 1999 (March 27, 2000 as to Note D), appearing in this Annual Report on Form 10-K of Newpark Resources, Inc. for the year ended December 31, 1999.


DELOITTE & TOUCHE  LLP
New Orleans, Louisiana

March 27, 2000